                                   [GRAPHIC]

                                       Semiannual Report April 30, 2000

Oppenheimer
Quest Balanced Value Fund


                          [LOGO OF OPPENHEIMER FUNDS]

--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

   CONTENTS

 1 President's Letter

 3 An Interview
   with Your Fund's
   Manager

 9 Financial Statements

25 Officers and Trustees

Value stocks lagged growth-oriented stocks during most of the six-month reporting period, however, value stocks began to positively turn around starting in late March. The Fund focused its fixed income investments on inflation-indexed Treasury notes and short-term securities due to a rising interest-rate environment. We have continued to employ our long-standing value discipline in which we analyze stocks one company at a time to find those that we believe are undervalued relative to their true worth.

Cumulative Total
Returns*

For the 6-Month Period
Ended 4/30/00

Class A
Without                 With
Sales Chg.              Sales Chg.
-----------------------------------
-0.81%                  -6.52%

Class B
Without                 With
Sales Chg.              Sales Chg.
-----------------------------------
-1.10%                  -5. 89%

Class C
Without                 With
Sales Chg.              Sales Chg.
-----------------------------------
-1.10%                  -2.05%

*See Notes on page 7 for further details.

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder,

    [PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Quest Balanced
Value Fund

For many years, we have encouraged investors to consider whether they could tolerate more risk in their long-term investments by participating in the stock market, which has historically provided higher long-term returns than any other asset class. Today, however, we have a very different concern: some investors may have assumed too much risk by concentrating their investments in just a handful of stocks or sectors or by "chasing performance."

Several months ago, Alan Greenspan, the Chairman of the Federal Reserve Board, stated his view that the spectacular returns some sectors of the market were then experiencing may have been partly responsible for pushing our economy to growth rates that could lead to higher inflation. Today it is clear that the dramatic rise in the prices of a narrow segment of the market created enormous wealth for some investors. The result of this newfound wealth has been a substantial increase in spending that the Federal Reserve Board believes could threaten the healthy growth of our economy.

That's why the Fed has been raising interest rates steadily and decisively over the past year. By making borrowing more expensive, the Fed has been attempting to slow economic growth. It is a precarious balancing act: too much tightening creates the risk of recession, while too little opens the door to inflation.

The implications of the Fed's resolve are clear: investors must continue to be prepared for near-term market volatility. In the bond market, higher interest rates usually lead to lower bond prices. In the stock market, slower economic growth often reduces corporate earnings and puts downward pressure on stock prices. Highly valued stocks can be particularly vulnerable to a correction. The Securities and Exchange Commission Chairman, Arthur Levitt, has been cautioning investors against the expectation that the types of returns seen in the recent bull market will last forever.

1  OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

     Because of the prospect of continued market volatility, we encourage you to consider diversifying your investments. Indeed, diversification may help you mitigate the effects of sharp declines in any one area. It may also help you better position your portfolio to seek greater returns over the long run.

     While some "new economy" stocks have risen over the last year, many so-called "old economy" stocks are selling at low prices. In the bond market, higher interest rates over the short term may reduce inflation concerns, which should be beneficial over the long term. By buying out-of-favor investments, you may be able to profit when and if they return to favor.

     What specific investments should you consider today so that you are prepared for tomorrow? The answer depends on your individual investing goals, risk tolerance and financial circumstances. We urge you to talk with your financial advisor about ways to diversify your portfolio. This may include considering global diversification as part of your strategy. While investing abroad has special risks, such as the effects of foreign currency fluctuations, it also offers opportunities to participate in global economic growth and to hedge against the volatility in U.S. markets.

     We thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
May 19, 2000


2  OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

       [PHOTO]

Portfolio Management
Team (l to r)
Jolene Mirenna
Colin Glinsman
(Portfolio Manager)

How would you characterize Oppenheimer Quest Balanced Value Fund's performance over the six-month period that ended April 30, 2000?

A. The Fund's performance over the past six months reflected a very challenging and volatile investment environment for both bonds and value-oriented stocks. The bond market was adversely affected by rising interest rates, and although the stock market was dominated during most of the reporting period by a relatively small number of growth-oriented technology stocks, value stocks began to positively turn around starting in late March.

Why has the stock market seemingly become so volatile?

While the stock market is often volatile when viewed over the short term, much of the recent volatility has come from technology stocks. In our view, the heightened volatility of technology stocks is a result of changing investor sentiment. Investors had become so captivated with these relatively young, fast-growing companies that, at times, they seemed to be willing to pay exorbitant prices for them. As a result, by mid-March, these stocks had exceeded all traditional standards of valuation, such as the ratio of stock price to earnings, sales or book value. When statistical evidence was subsequently released that inflationary pressures might be re-emerging, technology investors appear to have realized that valuations really do matter, and some measures of technology-stock performance dropped 10% in a single day.



3  OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

"Although most of the past six months were difficult for value stocks, we believe that the portfolio is well positioned to benefit when value returns to favor among investors."

     By the same token, the lackluster performance provided by many "old economy" stocks during most of the reporting period was primarily the result of investor indifference. However, these stocks began to advance when the technology volatility increased, and investors once again realized that little has changed regarding the business fundamentals of companies in traditional industries.

What economic forces most affected the Fund's investments?

Rising interest rates were responsible for both declining bond prices and the underperformance of value stocks over the past six months.

     In the bond market, prices of corporate bonds and mortgage-backed securities eroded as inflation fears intensified and interest rates rose. In contrast, because of supply-and-demand factors, prices of long-term U. S. Treasury bonds have risen.

     Higher interest rates also contributed to the relative under-performance of value stocks over the past six months. Because higher interest rates tend to increase borrowing costs for traditional companies and discourage consumer borrowing for big-ticket purchases, investors were concerned that higher interest rates might reduce corporate earnings.

     Although the Federal Reserve Board probably is not finished raising interest rates, we believe that the stock market may have already incorporated the bulk of further rate hikes into many securities prices. Indeed, the value rally during the second half of April could be a signal that most--but not all--of the adverse effects of rising interest rates may be behind us.



4  OPPENHEIMER QUEST BALANCED VALUE FUND

Average Annual
Total Returns
For the Periods Ended 3/31/00(1)

Class A                      Since
1-Year         5-Year        Inception
---------------------------------------
-0.66%         20.02%        15.84%

Class B                      Since
1-Year         5-Year        Inception
---------------------------------------
-0.22%         20.53%        17.70%

Class C                      Since
1-Year         5-Year        Inception
---------------------------------------
3.78%          20.66%        17.56%


Because of ongoing market volatility, the Fund's returns may fluctuate and may be less than the results shown.

How was the Fund managed in this market environment?

We have maintained a fairly conservative asset allocation during the reporting period, apportioning approximately 57% of Fund assets to stocks, 30% to bonds and 10% to cash. The cash position is relatively high, and reflects uncertain conditions in the stock market.

     In the stock market, we have also continued to employ our long-standing value discipline in which we analyze stocks one company at a time to find those that we believe are undervalued relative to their true worth. Although we have found a few fundamentally strong businesses that fit our value criteria, we are still concerned with the short-term volatility that is associated with stocks. When value stocks were out of favor among investors, we found virtually unprecedented opportunities to buy shares of good businesses at attractive prices. While it is too soon to determine whether the recent rally of value stocks will persist, we believe that the Fund and its shareholders will benefit as value returns to favor among investors.

     In the bond market, we have focused primarily on short-term securities and longer term inflation-indexed U. S. Treasury securities, known as TIPS. TIPS are designed to adjust for inflation, making them good performers when inflation fears are increasing.

What stocks contributed most to the Fund's performance?

We received good performance from a number of individual holdings. For example, a well-known financial services giant has benefited from its international presence and their willingness to embrace the new technologies that are expected to help financial companies grow their businesses. We also enjoyed good returns from our telecommunications and media holdings, however, we have trimmed these holdings as they met our price targets.

1. See Notes on page 7 for further details.

5  OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

Portfolio Allocation(2)

            [GRAPHIC]

 .  Stocks               56.9%
 .  Bonds                33.5
 .  Cash
   Equivalents           9.6

What is your outlook for the future?

While we have been frustrated by the extent to which value stocks had been out of favor among investors, we were encouraged when many investors shifted their assets from technology to more traditional market sectors in March and April. In our view, many "old economy" companies continue to sell at compellingly low valuations. In fact, some value companies' management have already announced their intention to take advantage of their low stock prices by buying back shares or taking their companies private, which should help rekindle investor interest in their stocks. Having the patience and discipline to stick with out-of-favor stocks until they are recognized is an important part of what makes OppenheimerFunds The Right Way to Invest.

Top Ten Common Stock Holdings(3)
--------------------------------------------------------------------------------
FleetBoston Financial Corp.                                               13.0%
--------------------------------------------------------------------------------
Freddie Mac                                                               11.6
--------------------------------------------------------------------------------
Kroger Co.                                                                11.6
--------------------------------------------------------------------------------
CVS Corp.                                                                  8.6
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                                        8.4
--------------------------------------------------------------------------------
American Home Products Corp.                                               7.5
--------------------------------------------------------------------------------
Pharmacia Corp.                                                            7.5
--------------------------------------------------------------------------------
Computer Associates International, Inc.                                    5.5
--------------------------------------------------------------------------------
Canadian Pacific Ltd.                                                      3.8
--------------------------------------------------------------------------------
McDonald's Corp.                                                           3.0

Top Five Common Stock Industries(3)
--------------------------------------------------------------------------------
Food & Drug Retailers                                                     20.1%
--------------------------------------------------------------------------------
Diversified Financial                                                     17.2
--------------------------------------------------------------------------------
Banks                                                                     15.4
--------------------------------------------------------------------------------
Healthcare/Drugs                                                          15.0
--------------------------------------------------------------------------------
Telephone Utilities                                                        8.4



   2. Portfolio is subject to change. Percentages are as of April 30, 2000, and are based on total market value of investments.
   3. Portfolio is subject to change. Percentages are as of April 30, 2000, and are based on total market value of common stock.

6  OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's sub-advisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's sub-advisor.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 11/1/91. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to an annual 0.15% asset-based sales charge.

Class B shares were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.




7  OPPENHEIMER QUEST BALANCED VALUE FUND

Financials





8  OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS April 30, 2000 / Unaudited
--------------------------------------------------------------------------------

                                                                    Market Value
                                                           Shares     See Note 1
================================================================================
Common Stocks--56.2%
--------------------------------------------------------------------------------
Basic Materials--0.6%
--------------------------------------------------------------------------------
Metals--0.6%
Freeport-McMoRan Copper & Gold, Inc., Cl. B1            1,300,000   $ 12,512,500
--------------------------------------------------------------------------------
Communication Services--4.7%
--------------------------------------------------------------------------------
Telephone Utilities--4.7%
Bell Atlantic Corp.                                     1,800,000    106,650,000
--------------------------------------------------------------------------------
Consumer Staples--13.0%
--------------------------------------------------------------------------------
Entertainment--1.7%
McDonald's Corp.                                        1,000,000     38,125,000
--------------------------------------------------------------------------------
Food & Drug Retailers--11.3%
CVS Corp.                                               2,500,000    108,750,000
--------------------------------------------------------------------------------
Kroger Co.1                                             7,900,000    146,643,750
                                                                    ------------
                                                                     255,393,750

--------------------------------------------------------------------------------
Energy--1.5%
--------------------------------------------------------------------------------
Oil: Domestic--1.5%
Chevron Corp.                                             400,000     34,050,000
--------------------------------------------------------------------------------
Financial--18.7%
--------------------------------------------------------------------------------
Banks--8.7%
FleetBoston Financial Corp.                             4,650,000    164,784,375
--------------------------------------------------------------------------------
Wells Fargo Co.                                           750,000     30,796,875
                                                                    ------------
                                                                     195,581,250

--------------------------------------------------------------------------------
Diversified Financial--9.6%
Freddie Mac                                             3,200,000    147,000,000
--------------------------------------------------------------------------------
Household International, Inc.                             900,000     37,575,000
--------------------------------------------------------------------------------
John Hancock Financial Services,Inc.1                   1,800,000     32,850,000
                                                                    ------------
                                                                     217,425,000

--------------------------------------------------------------------------------
Insurance--0.4%
Conseco, Inc.                                           1,552,400      8,441,175
--------------------------------------------------------------------------------
Healthcare--8.4%
--------------------------------------------------------------------------------
Healthcare/Drugs--8.4%
American Home Products Corp.                            1,700,000     95,518,750
--------------------------------------------------------------------------------
Pharmacia Corp.                                         1,900,000     94,881,250
                                                                    ------------
                                                                     190,400,000

--------------------------------------------------------------------------------
Technology--5.8%
--------------------------------------------------------------------------------
Computer Software--4.6%
Computer Associates International, Inc.                 1,250,000     69,765,625
--------------------------------------------------------------------------------
Compuware Corp.1                                          818,600     10,283,662
--------------------------------------------------------------------------------
Sabre Holdings Corp.                                      650,386     22,722,861
                                                                    ------------
                                                                     102,772,148



9  OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Unaudited / Continued
--------------------------------------------------------------------------------

                                                                                                   Market Value
                                                                                    Shares           See Note 1
----------------------------------------------------------------------------------------------------------------
Electronics--1.2%
Solectron Corp.1                                                                   600,000       $   28,087,500
----------------------------------------------------------------------------------------------------------------
Transportation--3.5%
----------------------------------------------------------------------------------------------------------------
Air Transportation--1.4%
AMR Corp.1                                                                         900,000           30,656,250
----------------------------------------------------------------------------------------------------------------
Railroads & Truckers--2.1%
Canadian Pacific Ltd.                                                            2,000,000           47,625,000
                                                                                                 ---------------
Total Common Stocks (Cost $1,234,254,228)                                                         1,267,719,573

================================================================================================================
Preferred Stocks--0.3%

Freeport-McMoRan Copper & Gold,Inc.,7% Depositary shares
each representing 0.05 Shares of Step-Up Cum. Cv.,Non-Vtg.
(Cost $8,173,336)                                                                  506,400            6,646,500

                                                                                 Principal
                                                                                    Amount
================================================================================================================
U.S. Government Obligations--17.0%
Tennessee Valley Authority Inflationary Bonds,3.375%,1/15/07/2/             $   56,734,910           52,777,083
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflationary Index Nts.:
3.875%,1/15/09/2/                                                              176,839,650          175,292,303
3.875%,4/15/29/2/                                                              154,750,500          155,185,813
                                                                                                 ---------------
Total U. S. Government Obligations (Cost $371,481,850)                                              383,255,199


================================================================================================================
Non-Convertible Corporate Bonds and Notes--12.7%
----------------------------------------------------------------------------------------------------------------
Basic Materials--0.2%
----------------------------------------------------------------------------------------------------------------
Chemicals--0.2%
IMC Global,Inc., 7.625% Bonds, 11/1/05                                           5,500,000            5,356,411
----------------------------------------------------------------------------------------------------------------
Capital Goods--2.4%
----------------------------------------------------------------------------------------------------------------
Industrial Services--0.6%
Allied Waste North America,Inc.,10% Sr. Unsec. Sub. Nts.,
Series B, 8/1/09                                                                18,500,000           12,626,250
----------------------------------------------------------------------------------------------------------------
American Standard Cos., Inc., 7.375% Sr. Nts., 2/1/08                            2,000,000            1,845,000
                                                                                                 ---------------
                                                                                                     14,471,250

----------------------------------------------------------------------------------------------------------------
Manufacturing--1.8%
Federal-Mogul Corp., 7.375% Nts., 1/15/06                                       10,500,000            8,414,133
----------------------------------------------------------------------------------------------------------------
Textron,Inc.,6.75% Unsec. Nts., 9/15/02                                         32,400,000           31,730,875
                                                                                                 ---------------
                                                                                                     40,145,008

----------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--0.1%
----------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.1%
HMH Properties,Inc., 7.875% Sr. Nts., Series A, 8/1/05                           2,750,000            2,488,750

10  OPPENHEIMER QUEST BALANCED VALUE FUND


                                                                                 Principal         Market Value
                                                                                    Amount           See Note 1
----------------------------------------------------------------------------------------------------------------
Consumer Staples--2.9%
----------------------------------------------------------------------------------------------------------------
Broadcasting--0.9%
USA Networks, Inc., 6.75% Sr. Unsec. Nts., 11/15/05                           $ 21,150,000       $   19,717,849
----------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--1.8%
Safeway,Inc.:
7% Nts., 9/15/02                                                                18,500,000           18,194,768
7.25% Nts., 9/15/04                                                             23,500,000           22,893,254
                                                                                                 ---------------
                                                                                                     41,088,022

----------------------------------------------------------------------------------------------------------------
Household Goods--0.2%
Playtex Family Products Corp., 9% Sr. Sub. Nts., 12/15/03                        5,500,000            5,390,000
----------------------------------------------------------------------------------------------------------------
Financial--3.2%
----------------------------------------------------------------------------------------------------------------
Diversified Financial--1.9%
Conseco Financing Trust II, 8.70% Unsec. Capital Securities, 11/15/26           51,155,000           16,625,375
----------------------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                               27,890,000            9,064,250
----------------------------------------------------------------------------------------------------------------
Duke Capital Corp., 7.50% Bonds, 10/1/09                                        11,500,000           11,145,110
----------------------------------------------------------------------------------------------------------------
Textron Financial Corp., 7.125% Nts., 12/9/04                                    5,800,000            5,677,185
                                                                                                 ---------------
                                                                                                     42,511,920
---------------------------------------------------------------------------------------------------------------
Insurance--1.3%
AFLAC, Inc., 6.50% Sr. Unsec. Nts., 4/15/09                                     26,900,000           23,916,898
---------------------------------------------------------------------------------------------------------------
Conseco, Inc., 6.80% Unsec. Nts., 6/15/05                                        8,000,000            4,680,000
                                                                                                 ---------------
                                                                                                     28,596,898

----------------------------------------------------------------------------------------------------------------
Healthcare--2.2%
----------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--2.2%
PharMerica, Inc., 8.375% Sr. Sub. Nts., 4/1/08/3/                                6,000,000            3,330,000
----------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.:
7.625% Sr. Unsec. Nts., Series B, 6/1/08                                         5,350,000            4,908,625
8% Sr. Nts., 1/15/05                                                            39,150,000           37,681,875
8.625% Sr. Unsec. Nts., 12/1/03                                                  2,500,000            2,432,620
                                                                                                 ---------------
                                                                                                     48,353,120

----------------------------------------------------------------------------------------------------------------
Technology--0.5%
----------------------------------------------------------------------------------------------------------------
Computer Software--0.5%
Electronic Data Systems Corp., 6.85% Nts., 10/15/04                             11,800,000           11,521,662
----------------------------------------------------------------------------------------------------------------
Transportation--1.2%
----------------------------------------------------------------------------------------------------------------
Air Transportation--1.2%
Delta Air Lines,Inc., 7.70% Nts., 12/15/05/4/                                   27,800,000           26,453,868
                                                                                                 ---------------
Total Non-Convertible Corporate Bonds and Notes (Cost $356,635,047)                                 286,094,758



11  OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Unaudited / Continued
--------------------------------------------------------------------------------

                                                                     Principal       Market Value
                                                                        Amount         See Note 1
==================================================================================================
Convertible Corporate Bonds and Notes--0.2%
Hyperion Solutions Corp., 4.50% Cv. Unsec. Debs., 3/15/05
(Cost $3,940,992)                                                  $ 4,000,000     $    3,360,000

==================================================================================================
Short-Term Notes--13.1%
American Express Credit Corp., 6.02%, 6/5/00                        70,552,000         70,138,881
--------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.88%, 5/1/00                                1,925,000          1,925,000
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
5.86%, 5/18/00                                                      43,000,000         42,881,009
5.88%, 5/16/00                                                      10,000,000          9,975,417
5.95%, 6/6/00                                                       24,762,000         24,614,666
--------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6%, 5/8/00                                   50,000,000         49,941,667
--------------------------------------------------------------------------------------------------
General Electric Capital Services, 6.04%, 5/5/00                    23,725,000         23,709,210
--------------------------------------------------------------------------------------------------
General Electric Co., 5.99%, 5/1/00                                 31,785,000         31,785,000
--------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6%, 5/1/00                         40,352,000         40,352,000
Total Short-Term Notes (Cost $295,322,850)                                            295,322,850
--------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,269,808,303)                         99.5%     2,242,398,880
--------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                            0.5         11,601,723
                                                                   -------------------------------
Net Assets                                                               100.0%    $2,254,000,603
                                                                   ===============================

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Denotes an inflation-indexed security: coupon and principal are indexed to the consumer price index.
3. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.
4. Represents a security sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $26,453,868 or 1.17% of the Fund's net assets as of April 30, 2000.

See accompanying Notes to Financial Statements.

12  OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES Unaudited
--------------------------------------------------------------------------------

April 30, 2000
===================================================================================================
Assets

Investments, at value (cost $2,269,808,303)--see accompanying statement              $2,242,398,880
---------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                   11,734,425
Shares of beneficial interest sold                                                       10,478,098
Other                                                                                       149,145
                                                                                     --------------
Total assets                                                                          2,264,760,548

===================================================================================================
Liabilities

Bank overdraft                                                                            2,556,058
---------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                    7,010,598
Distribution and service plan fees                                                          466,412
Transfer and shareholder servicing agent fees                                               261,186
Trustees' compensation                                                                      144,947
Other                                                                                       320,744
                                                                                     --------------
Total liabilities                                                                        10,759,945

===================================================================================================
Net Assets                                                                           $2,254,000,603
                                                                                     ==============

===================================================================================================
Composition of Net Assets

Par value of shares of beneficial interest                                           $    1,439,845
---------------------------------------------------------------------------------------------------
Additional paid-in capital                                                            2,256,603,984
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                                       5,294,617
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                 18,071,580
---------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                              (27,409,423)
                                                                                     --------------
Net Assets                                                                           $2,254,000,603
                                                                                     ==============

===================================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redempton price per share (based on net assets of
$1,044,872,342 and 66,456,492 shares of beneficial interest outstanding)                    $15. 72
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                     $16.68
---------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $871,162,365
and 55,850,103 shares of beneficial interest outstanding)                                   $15. 60
---------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $337,965,896
and 21,677,950 shares of beneficial interest outstanding)                                   $15. 59

See accompanying Notes to Financial Statements.

13  OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS Unaudited
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 2000
================================================================================
Investment Income

Interest                                                           $ 32,399,458
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $47,199)               8,324,722
                                                                   -------------
Total income                                                         40,724,180

================================================================================
Expenses

Management fees                                                       9,360,214
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               2,011,539
Class B                                                               4,294,071
Class C                                                               1,689,115
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                         1,537,302
--------------------------------------------------------------------------------
Trustees' compensation                                                   87,494
--------------------------------------------------------------------------------
Custodian fees and expenses                                              35,676
--------------------------------------------------------------------------------
Other                                                                   777,435
                                                                   -------------
Total expenses                                                       19,792,846
Less expenses paid indirectly                                            (6,568)
                                                                   -------------
Net expenses                                                         19,786,278

================================================================================
Net Investment Income                                                20,937,902

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on investments                                     18,058,732
--------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation on investments                                         (65,800,436)
                                                                   -------------
Net realized and unrealized loss                                    (47,741,704)

================================================================================
Net Decrease in Net Assets Resulting from Operations               $(26,803,802)
                                                                   =============


See accompanying Notes to Financial Statements.


14 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  Six Months
                                                                                       Ended               Year
                                                                                   April 30,              Ended
                                                                                        2000        October 31,
                                                                                 (Unaudited)               1999
===============================================================================================================
Operations

Net investment income                                                        $    20,937,902    $    14,207,435
---------------------------------------------------------------------------------------------------------------
Net realized gain                                                                 18,058,732         50,925,358
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                            (65,800,436)        25,800,019
                                                                             ----------------------------------
Net increase (decrease) in net assets resulting from operations                  (26,803,802)        90,932,812

===============================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                          (11,044,344)        (6,078,115)
Class B                                                                           (6,992,001)        (3,048,066)
Class C                                                                           (2,834,847)        (1,204,827)
---------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                          (22,767,577)       (19,068,191)
Class B                                                                          (19,819,451)        (8,965,339)
Class C                                                                           (7,665,787)        (3,441,385)

===============================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                          189,420,918        739,204,026
Class B                                                                          108,598,774        722,633,645
Class C                                                                           39,834,128        285,571,885

===============================================================================================================
Net Assets

Total increase                                                                   239,926,011      1,796,536,445
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                            2,014,074,592        217,538,147
                                                                             ----------------------------------
End of period (including undistributed net investment
income of $5,294,617 and $5,227,907,respectively)                            $ 2,254,000,603    $ 2,014,074,592
                                                                             ==================================

See accompanying Notes to Financial Statements.

15 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 Six Months                                                              Year
                                                      Ended                                                              Ended
Class A                                       April 30,2000                                                            Oct. 31,
                                                (Unaudited)        1999        1998           1997         1996 1         1995
==============================================================================================================================
Per Share Operating Data
Net asset value,beginning of period          $     16.41     $   15.50   $   13.99      $   12.48      $   10.92     $   10.09
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .17           .21         .26            .20            .23           .27 2
Net realized and unrealized gain (loss)             (.30)         2.88        3.24           2.65           2.05          1.27
                                             ---------------------------------------------------------------------------------
Total income (loss) from
investment operations                               (.13)         3.09        3.50           2.85           2.28          1.54
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                (.18)         (.26)       (.20)          (.19)          (.22)         (.29)
Distributions from net realized gain                (.38)        (1.92)      (1.79)         (1.15)          (.50)         (.42)
Total dividends and/or distributions
to shareholders                                     (.56)        (2.18)      (1.99)         (1.34)          (.72)         (.71)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $     15.72     $   16.41   $   15.50      $   13.99      $   12.48     $   10.92
                                             =================================================================================
==============================================================================================================================
Total Return, at Net Asset Value 3                 (0.81)%       21.48%      27.91%         25.18%         21.84%        16.35%

==============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)     $ 1,044,872     $ 899,084   $ 135,821      $  79,751      $  49,322     $  37,082
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $ 1,011,236     $ 454,409   $ 103,244      $  61,618      $  43,428     $  33,397
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                               2.23%         1.81%       2.07%          1.68%          2.03%         2.60% 5
Expenses                                            1.47%         1.51%       1.55% 6        1.58% 6        1.90% 6       1.99% 5,6
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate 7                             48%           58%        165%            89%           124%          130%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund
2.   Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business dayof the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4.   Annualized for periods of less than one full year.
5. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, for the year ended October 31, 1995.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. The lesser of purchases or sales of portfolio securities for a period, divided bythe monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000 were $1,195,166,532 and $912,454,696, respectively.

     See accompanying Notes to Financial Statements.



16 OPPENHEIMER QUEST BALANCED VALUE FUND

                                              Six Months                                                                  Year
                                                   Ended                                                                 Ended
                                            April 30, 2000                                                            Oct. 31,
Class B                                       (Unaudited)         1999        1998          1997         1996(1)          1995
==============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period              $16.28        $15.40      $13.92       $  12.42      $   10.88       $ 10.07
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .12           .14         .19            .15            .17           .19(2)
Net realized and unrealized gain (loss)             (.29)         2.84        3.20           2.62           2.03          1.28
                                                  ----------------------------------------------------------------------------
Total income (loss) from
investment operations                               (.17)         2.98        3.39           2.77           2.20          1.47
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                (.13)         (.18)       (.12)          (.12)          (.16)         (.24)
Distributions from net realized gain                (.38)        (1.92)      (1.79)         (1.15)          (.50)         (.42)
                                                  ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     (.51)        (2.10)      (1.91)         (1.27)          (.66)         (.66)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 15.60        $16.28      $15.40         $13.92         $12.42        $10.88
                                                 =============================================================================

==============================================================================================================================
Total Return, at Net Asset Value(3)                (1.10)%       20.84%      27.08%         24.55%         21.07%        15.65%

==============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)      $  871,162     $ 801,485    $ 60,807       $ 25,609       $ 13,175      $  7,623
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $  863,151     $ 355,797    $ 39,165       $ 19,230       $ 10,097      $  4,856
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                               1.63%         1.21%       1.53           1.09%          1.40%         1.71%(5)
Expenses                                            2.07%         2.10%       2.15%(6)       2.17%(6)       2.53%(6)      2.59%(5,6)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                           48%             58%       165%            89%           124%          130%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2.   Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4.   Annualized for periods of less than one full year.
5. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 1.73% and 2.57%, respectively, for Class B, for the year ended October 31, 1995.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000 were $1,195,166,532 and $912,454,696, respectively. See accompanying Notes to Financial Statements.



17 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

                                              Six Months                                                                  Year
                                                   Ended                                                                 Ended
                                          April 30, 2000                                                              Oct. 31,
Class C                                       (Unaudited)        1999        1998           1997         1996/1/          1995
==============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period          $    16.27     $   15.40    $  13.92      $   12.43      $   10.89      $  10.07
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .12           .15         .18            .15            .17           .15 2
Net realized and unrealized gain (loss)             (.29)         2.83        3.21           2.62           2.02          1.30
                                              --------------------------------------------------------------------------------
Total income (loss) from
investment operations                               (.17)         2.98        3.39           2.77           2.19          1.45
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                (.13)         (.19)       (.12)           (.13)         (.15)         (.21)
Distributions from net realized gain                (.38)        (1.92)      (1.79)          (1.15)         (.50)         (.42)
                                              --------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     (.51)        (2.11)      (1.91)         (1.28)          (.65)         (.63)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $    15.59     $   16.27    $  15.40      $    13.92     $   12.43      $  10.89
                                              ================================================================================

==============================================================================================================================
Total Return, at Net Asset Value3                  (1.10)%       20.80%      27.12%         24.51%         20.97%        15.38%

==============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)      $  337,966     $ 313,506    $ 20,910      $   6,687      $   2,809      $  1,828
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $  339,513     $ 139,356    $ 11,598      $   4,724      $   2,200      $    968
Ratios to average net assets:4
Net investment income                               1.63%         1.21%       1.60%          1.09%          1.40%         1.39% 5
Expenses                                            2.07%         2.10%       2.15%(6)       2.17%(6)       2.53%(6)      2.88% 5,6
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate7                              48%           58%        165%            89%           124%         130%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2.   Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business dayof the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4.   Annualized for periods of less than one full year.
5. During the periods presented above, the former Advisor voluntarilywaived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. The lesser of purchases or sales of portfolio securities for a period, divided bythe monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000 were $1,195,166,532 and $912,454,696, respectively. See accompanying Notes to Financial Statements.





18 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Unaudited
--------------------------------------------------------------------------------

================================================================================
1.   Significant Accounting Policies

Oppenheimer Quest Balanced Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a subadvisory agreement with OpCap Advisors.

The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank, dealer or pricing service. Short-term "money market type" debt securities with remaining maturities of 60 days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carry-overs, to shareholders. Therefore, no federal income or excise tax provision is required.

19 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
--------------------------------------------------------------------------------

================================================================================
1.   Significant Accounting Policies Continued

Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 2000, a provision of $71,073 was made for the Fund's projected benefit obligations resulting in an accumulated liability of $144,492 as of April 30, 2000.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

20 OPPENHEIMER QUEST BALANCED VALUE FUND

================================================================================
2.   Shares of Beneficial Interest

The Fund has authorized an unlimited number of $. 01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              Six Months Ended April 30, 2000       Year Ended October 31, 1999
                                                      Shares           Amount           Shares           Amount
---------------------------------------------------------------------------------------------------------------
Class A
Sold                                              32,611,830    $ 513,275,843       52,113,404    $ 837,757,585
Dividends and/or
distributions reinvested                           1,901,432       29,955,686        1,593,155       23,977,272
Redeemed                                         (22,845,665)    (353,810,611)      (7,682,755)    (122,530,831)
                                                 --------------------------------------------------------------
Net increase                                      11,667,597    $ 189,420,918       46,023,804    $ 739,204,026
                                                 ==============================================================
---------------------------------------------------------------------------------------------------------------
Class B
Sold                                              18,670,664    $ 292,136,969       47,556,516    $ 759,392,906
Dividends and/or
distributions reinvested                           1,597,127       25,090,039          754,928       11,312,030
Redeemed                                         (13,659,700)    (208,628,234)      (3,017,631)     (48,071,291)
                                                 --------------------------------------------------------------
Net increase                                       6,608,091    $ 108,598,774       45,293,813    $ 722,633,645
                                                 ==============================================================
---------------------------------------------------------------------------------------------------------------
Class C
Sold                                               7,981,277    $ 124,648,704       19,021,846    $ 303,512,681
Dividends and/or
distributions reinvested                             623,358        9,787,241          290,560        4,352,373
Redeemed                                          (6,196,514)     (94,601,817)      (1,400,575)     (22,293,169)
                                                 --------------------------------------------------------------
Net increase                                       2,408,121    $  39,834,128       17,911,831    $ 285,571,885
                                                 ==============================================================

================================================================================
3.   Unrealized Gains and Losses on Securities

As of April 30, 2000, net unrealized depreciation on securities of $27,409,423 was composed of gross appreciation of $111,886,464, and gross depreciation of $139,295,887.
================================================================================
4.   Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund, which provides for a fee of 0.85% of average annual net assets. The Fund's management fee for the six months ended April 30, 2000 was 0.85% of average annual net assets for each class of shares, annualized for periods of less than one full year.
--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 2000, the Manager paid $2,759,465 to the Sub-Advisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $20.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April 30, 2000, the Fund paid OFS $1,482,966.

21 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
--------------------------------------------------------------------------------

================================================================================
4.   Fees and Other Transactions with Affiliates Continued
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     Aggregate          Class A     Commissions      Commissions     Commissions
                     Front-End        Front-End      on Class A       on Class B      on Class C
                 Sales Charges    Sales Charges          Shares           Shares          Shares
                    on Class A      Retained by     Advanced by      Advanced by     Advanced by
Six Months Ended        Shares      Distributor     Distributor(1)   Distributor(1)  Distributor(1)
----------------------------------------------------------------------------------------------------
April 30, 2000      $4,560,982         $886,319      $1,518,352       $8,525,089      $1,063,573

1. The Distributor advances commission payments to dealers for certain sales of Class A Shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                        Class A                   Class B                   Class C
                            Contingent Deferred       Contingent Deferred       Contingent Deferred
                                  Sales Charges             Sales Charges             Sales Charges
Six Months Ended        Retained by Distributor   Retained by Distributor   Retained by Distributor
----------------------------------------------------------------------------------------------------
April 30, 2000                          $34,212                $1,581,528                  $190,929

The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Distribution and Service Plan Fees. Under the plan, the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers, banks and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0. 25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2000, payments under the Class A Plan totaled $2,011,539, all of which was paid by the Distributor to recipients. That included $94,882 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor pays out the portion of the asset-based sales charge equal to 0.10% of average net assets representing Class A shares.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

22 OPPENHEIMER QUEST BALANCED VALUE FUND

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended April 30, 2000, were as follows:

                                                  Distributor's   Distributor's
                                                      Aggregate    Unreimbursed
                                                   Unreimbursed   Expenses as %
              Total Payments     Amount Retained       Expenses   of Net Assets
                  Under Plan      by Distributor     Under Plan        of Class
--------------------------------------------------------------------------------
Class B Plan      $4,294,071          $3,978,234    $28,693,703          3. 29%
Class C Plan       1,689,115           1,301,241      4,416,325           1. 31

================================================================================
5.   Illiquid Securities

As of April 30, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of April 30, 2000, was $3,330,000, which represents 0.15% of the Fund's net assets.

================================================================================
6.   Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement that enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the six months ended April 30, 2000.

23 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
SHAREHOLDER MEETING Unaudited
--------------------------------------------------------------------------------

================================================================================
On March 10, 2000, a shareholder meeting was held to approve a new subadvisory agreement between the Manager and the Sub-Advisor as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                        Withheld/
          For           Against           Abstain            Total
      -------------------------------------------------------------
      72,349,207        735,864         1,421,161       74,506,232

24 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
OPPENHEIMER QUEST BALANCED VALUE FUND
--------------------------------------------------------------------------------

A Series of Oppenheimer Quest For Value Funds
================================================================================
Officers and Trustees    Bridget A. Macaskill, Chairman of the Board of Trustees
                         and President
                         Paul Y. Clinton, Trustee
                         Thomas W. Courtney, Trustee
                         Robert G. Galli, Trustee
                         Lacy B. Herrmann, Trustee
                         George Loft, Trustee
                         O. Leonard Darling, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary
================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Sub-Advisor              OpCap Advisors

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     KPMG LLP

================================================================================
Legal Counsel            Mayer, Brown & Platt

                         The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                         This is a copy of a report to shareholders of Oppenheimer Quest Balanced Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Balanced Value Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. Two World Trade Center, New York, NY 10048-0203

                         (c)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

25 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

                    As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website-- we're here to help.

--------------------------------------------------------------------------------
                    Internet
                    24-hr access to account information and transactions(1) www.oppenheimerfunds.com
                    ------------------------------------------------------------
                    General Information
                    Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                    1.800.525.7048
                    ------------------------------------------------------------
                    Telephone Transactions
                    Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                    1. 800. 852. 8457
                    ------------------------------------------------------------
                    PhoneLink
                    24-hr automated information and automated transactions 1.800.533.3310
                    ------------------------------------------------------------
                    Telecommunications Device for the Deaf (TDD)
                    Mon-Fri 9am-6:30pm ET
                    1. 800. 843. 4461
                    ------------------------------------------------------------
                    OppenheimerFunds Market Hotline
                    24 hours a day, timely and insightful messages on the economy and issues that may affect your investments 1.800.835.3104
                    ------------------------------------------------------------
                    Transfer and Shareholder Servicing Agent
                    OppenheimerFunds Services
                    P.O. Box 5270, Denver, CO 80217-5270
                    ------------------------------------------------------------
                    Ticker Symbols Class A: QVGIX Class B: QGRBX Class C: QGRCX

--------------------------------------------------------------------------------
                    1. At times this website may be inaccessible or its transaction feature may be unavailable.

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